Blackstone Senior Floating Rate 2027 Term Fund

Portfolio of Investments

September 30, 2024 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 140.34%
Aerospace & Defense - 4.90%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	$1,327,655	$1,031,887
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	270,032	209,875
Dynasty Acquisition Co Inc., First Lien Term Loan, 3M SOFR + 3.50%, 08/24/2028	176,821	177,158
Nordam Group LLC, First Lien Initial Term Loan, 1M SOFR + 5.50%, 04/09/2026	1,667,600	1,655,093
Novaria Holdings, LLC, First Lien Term Loan, 3M SOFR + 4.25%, 06/06/2031	547,222	548,361
Peraton Corp., First Lien B Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/01/2028	2,269,683	2,189,064
Standard Aero, Ltd., First Lien Term Loan, 1M SOFR + 3.50%, 08/24/2028	68,177	68,307
TransDigm, Inc., First Lien Term Loan:
3M SOFR + 2.50%, 02/28/2031	1,509,172	1,504,991
6M SOFR + 2.50%, 01/19/2032	739,286	737,205
Vertex Aerospace Corp., First Lien Term Loan, 1M SOFR + 2.75%, 12/06/2030	847,868	848,398
World Wide Technology Holding Co LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 04/21/2031	445,386	447,613
		9,417,952

Air Freight & Logistics - 2.43%
ASP LS Acquisition Corp., First Lien Term Loan, 3M SOFR + 4.50%, 0.75% Floor, 05/07/2028	1,241,358	789,659
Clue Opco LLC, First Lien Term Loan, 3M SOFR + 4.50%, 12/19/2030	1,188,978	1,182,587
Rinchem Company, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 03/02/2029	1,349,677	1,145,902
Savage Enterprises LLC, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 09/15/2028	592,689	595,229
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 07/26/2028	946,812	952,484
		4,665,861

Automobile Components - 2.11%
Belron Finance US LLC, First Lien Term Loan, 3M SOFR + 2.25%, 0.50% Floor, 04/18/2029	360,339	360,714
Clarios Glob LP, First Lien Term Loan, 1M SOFR + 2.50%, 05/06/2030	1,402,650	1,404,993
First Brands Group LLC, First Lien Term Loan, 3M SOFR + 5.00%, 1.00% Floor, 03/30/2027	520,437	515,883
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M SOFR + 5.00%, 03/30/2027	446,616	442,639
LTI Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 07/29/2029	1,357,466	1,336,893
		4,061,122

Biotechnology - 0.47%
Grifols Worldwide Operations, First Lien Term Loan, 3M SOFR + 2.00%, 11/15/2027	932,282	907,809

Broadline Retail - 0.20%
Peer Hldg III BV, First Lien Term Loan, 3M SOFR + 3.00%, 07/01/2031	381,229	382,896

Building Products - 2.71%
LBM Acquisition LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/06/2031	1,484,336	1,457,974
LHS Borrower, LLC, First Lien Term Loan, 1M SOFR + 4.75%, 0.50% Floor, 02/16/2029	816,918	782,366
MI Windows and Doors, LLC, First Lien Term Loan 03/28/2031	955,277	$958,129
Oscar Acquisitionco LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/29/2029	1,104,946	1,092,825
Resideo Funding Inc, First Lien Term Loan, 3M SOFR + 2.00%, 06/13/2031	151,862	152,242
Trulite Holding Corp., First Lien Term Loan, 3M SOFR + 6.00%, 03/01/2030(b)	799,298	775,319
		5,218,855

Capital Markets - 5.73%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 6M SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,432,471	1,436,052
AssetMark 6/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.25%, 09/05/2031	609,074	602,697
Cetera Financial 5/24 TLB 1L, First Lien Term Loan, 1M SOFR + 4.00%, 08/09/2030	2,008,495	1,970,274
Citadel Securities LP, First Lien Term Loan, 1M SOFR + 2.25%, 07/29/2030	434,083	434,304
CITCO FDG LLC, First Lien Term Loan, 3M SOFR + 2.75%, 04/27/2028	1,925,823	1,938,466

	Principal Amount	Value
Capital Markets (continued)
Focus Financial Partners, LLC, First Lien Term Loan:
1M SOFR + 3.25%, 09/11/2031	$1,676,036	$1,672,953
6M SOFR + 3.25%, 09/11/2031	180,011	179,679
June Purchaser, LLC, First Lien Term Loan, 6M SOFR + 3.75%, 09/11/2031	657,506	655,451
June Purchaser/Janney Montgomery 9/24 Delayed TL 1, First Lien Term Loan, 6M SOFR + 3.75%, 09/11/2031	109,584	109,242
Kestra Advisor Services Holdings A INC, First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2031	610,720	613,199
Osaic Holdings Inc aka Advisor Group, First Lien Term Loan, 1M SOFR + 4.00%, 08/17/2028	1,424,594	1,411,011
		11,023,328

Chemicals - 2.75%
CI Maroon Holdings LLC, First Lien Term Loan, 3M SOFR + 4.00%, 03/01/2031	368,078	370,073
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan, 3M SOFR + 4.38%, 10/04/2029	794,168	791,849
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M SOFR + 2.25%, 06/12/2031	1,631,438	1,623,664
Geon Performance Solutions LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 08/18/2028	1,133,662	1,137,913
Nouryon USA Ltarfruit US TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 04/03/2028	942,875	945,529
Starfruit US Holdco LLC TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 04/03/2028	422,340	423,836
		5,292,864

Commercial Services & Supplies - 6.76%
Action Environmental Group, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/24/2030	1,505,774	1,511,421
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	1,496,154	1,483,250
Amex GBT 7/24 Cov-Lite, First Lien Term Loan, 6M US L + 0.00%, 07/25/2031	1,190,105	1,189,111
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M SOFR + 1.75%, 01/15/2027	700,000	701,005
Belfor Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/01/2030	276,889	278,448
Equiniti Group PLC, First Lien Term Loan, 6M SOFR + 4.50%, 12/11/2028(b)	1,464,523	1,475,507
Garda World Security Corp., First Lien Term Loan, 1M SOFR + 3.75%, 02/01/2029	374,150	374,571
GFL Environmental, Inc., First Lien Term Loan, 3M US L + 2.00%, 0.50% Floor, 07/03/2031	163,333	163,363
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M SOFR + 4.50%, 06/28/2026	73,695	73,741
Justrite Safety Group, First Lien Initial Term Loan, 1M SOFR + 4.50%, 06/28/2026	1,363,125	1,363,977
Omnia Partners, LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/25/2030	988,962	993,022
Prime Sec Services Borrower LLC, TL, First Lien Term Loan, 3M US L + 2.25%, 10/13/2030	1,212,153	1,212,153
TMF Sapphire US LLC aka TMF Group TLB 1L, First Lien Term Loan, 6M SOFR + 3.50%, 05/03/2028	289,455	291,142
TRC Companies, First Lien Term Loan, 1M SOFR + 3.75%, 12/08/2028	1,118,855	1,119,733
Vortex Opco, LLC First-Out TL 1L, First Lien Term Loan, 3M SOFR + 6.25%, 04/30/2030(c)	193,491	201,744
Vortex Opco, LLC Second-Out TL 1L, First Lien Term Loan, 3M SOFR + 4.25%, 12/17/2028(c)	777,164	561,501
		12,993,689

Communications Equipment - 0.03%
MLN US HoldCo LLC, First Lien B Term Loan, 3M SOFR + 4.50%, 11/30/2025	854,492	51,270

Construction & Engineering - 1.81%
Amentum/Amazon Holdco 7/24 TLB 1L, First Lien Term Loan, 6M SOFR + 2.75%, 07/30/2031	846,833	845,245
Arcosa 8/24 TL 1L, First Lien Term Loan, 6M SOFR + 2.75%, 08/12/2031	152,134	152,134
Azuria Water Solutions Inc aka Aegion TLB 1L, First Lien Term Loan, 1M SOFR + 3.75%, 05/17/2028	1,417,142	1,424,674
Groundworks LLC, First Lien Term Loan:
1M SOFR + 3.50%, 03/14/2031	544,898	542,002
6M SOFR + 4.00%, 03/14/2031(d)	20,449	20,340
TenCate 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.25%, 02/21/2031	489,589	489,665
		3,474,060

Construction Materials - 0.90%
Quikrete Holdings, Inc., First Lien Term Loan, 1M SOFR + 2.50%, 04/14/2031	1,476,968	1,479,147
Tamko Building Products LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/20/2030	249,873	250,810
		1,729,957

	Principal Amount	Value
Consumer Finance - 0.26%
CPI Holdco B LLC, First Lien Term Loan, 1M SOFR + 2.00%, 05/17/2031	$507,229	$505,461

Containers & Packaging - 2.87%
Altium Packaging LLC, First Lien Term Loan, 1M SOFR + 2.50%, 06/11/2031	131,250	130,676
Anchor Packaging LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/18/2029	414,000	415,975
Berlin Packaging LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/07/2031	575,620	575,853
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 09/15/2028	495,360	496,722
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M SOFR + 1.75%, 02/04/2027	1,403,493	1,407,753
Supplyone 3/24, First Lien Term Loan, 3M SOFR + 4.50%, 04/19/2031	774,245	777,474
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 03/03/2028	103,015	101,180
Trident TPI Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 09/15/2028	1,615,642	1,620,069
		5,525,702

Distributors - 1.69%
Burgess Point Purchaser Corp., First Lien Term Loan, 1M SOFR + 5.25%, 07/25/2029	1,449,920	1,374,184
S&S Holdings LLC, First Lien Initial Term Loan, 1M SOFR + 5.00%, 0.50% Floor, 03/11/2028	1,409,055	1,405,032
S&S Holdings LLC, First Lien Term Loan, 6M SOFR + 5.00%, 10/31/2031	468,352	462,792
		3,242,008

Diversified Consumer Services - 2.52%
Cengage Learning, Inc., First Lien Term Loan, 6M SOFR + 4.25%, 1.00% Floor, 03/24/2031	804,974	807,691
Fugue Finance LLC aka Nord Anglia, First Lien Term Loan, 3M SOFR + 3.75%, 02/26/2031	339,245	341,747
Imagine Learning LLC, First Lien Term Loan, 1M SOFR + 3.50%, 12/21/2029	1,147,125	1,147,922
Loyalty Ventures, Inc., First Lien Term Loan, 3M Prime + 3.50%, 11/03/2027(b)	462,410	4,624
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 03/12/2029	226,787	227,474
Spring Education Group, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 10/04/2030	850,400	857,628
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M SOFR + 2.75%, 0.50% Floor, 02/10/2029	1,030,176	1,028,404
TruGreen LP, First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 11/02/2027	435,762	422,472
		4,837,962

Diversified REITs - 0.38%
Iron Mountain Information Management LLC, First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2031	466,200	464,161
Opry Entertainment/OEG, First Lien Term Loan, 3M SOFR + 3.75%, 06/30/2031	262,160	262,323
		726,484

Diversified Telecommunication Services - 3.56%
Coral-US Co-Borrower LLC, First Lien B-5 Term Loan, 1M SOFR + 2.25%, 01/31/2028	804,325	796,225
Level 3 Financing Inc., First Lien Term Loan:
1M SOFR + 6.56%, 04/15/2029	410,203	419,483
1M SOFR + 6.56%, 04/15/2030	413,212	421,514
Lorca Finco PLC, First Lien Term Loan, 3M SOFR + 3.50%, 03/25/2031	325,033	326,184
Lumen Technologies Inc, First Lien Term Loan, 1M SOFR + 2.25%, 04/15/2029	5,458	4,804
Lumen Technologies, Inc., First Lien Term Loan:
1M SOFR + 6.00%, 06/01/2028	39,302	37,966
1M SOFR + 5.32%, 04/15/2030	5,580	4,851
Radiate Holdco, LLC,, First Lien Term Loan, 3M US L + 3.25%, 09/25/2026	1,277,078	1,099,085
Telenet Financing USD LLC, First Lien Term Loan, 1M SOFR + 2.00%, 04/30/2028	1,056,336	1,020,358
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M SOFR + 2.25%, 04/30/2028	1,331,027	1,317,597
Zacapa S.A.R.L., First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2029	1,398,820	1,403,304
		6,851,371

Electric Utilities - 2.64%
Alpha Generation LLC, First Lien Term Loan, 6M SOFR + 3.25%, 09/19/2031	988,296	989,709
Lightning Power 8/24 TLB, First Lien Term Loan, 6M SOFR + 3.25%, 08/18/2031	1,816,690	1,822,494
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M SOFR + 2.00%, 04/16/2031	815,049	817,393
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M SOFR + 2.00%, 12/20/2030	1,439,824	1,441,551
		5,071,147

	Principal Amount	Value
Electrical Equipment - 0.69%
WEC US Holdings Ltd., First Lien Term Loan, 1M SOFR + 2.75%, 01/27/2031	$1,315,697	$1,316,895

Electronic Equipment, Instruments & Components - 2.04%
Celestica 5/24 TLB 1L, First Lien Term Loan, 1M SOFR + 1.75%, 06/20/2031(b)	199,662	199,912
Coherent Corp., First Lien Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 07/02/2029	961,081	962,580
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M SOFR + 6.75%, 0.75% Floor, 03/30/2029	601,071	566,885
Discovery Energy Corp., First Lien Term Loan, 3M SOFR + 4.75%, 05/01/2031	784,467	792,802
Mirion Technologies US, Inc., First Lien Term Loan, 3M SOFR + 2.25%, 0.50% Floor, 10/20/2028	1,391,584	1,391,368
		3,913,547

Energy Equipment & Services - 0.33%
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M SOFR + 3.50%, 03/26/2031	639,507	641,506

Entertainment - 1.25%
CE Intermediate I LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 11/10/2028	851,511	853,908
EP Purcasher, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/06/2028	1,533,929	1,539,681
		2,393,589

Financial Services - 2.18%
Corpay Technologies Operating Company, LLC, First Lien Term Loan, 6M SOFR + 1.75%, 04/28/2028	1,178,755	1,178,850
Envestnet, Inc., First Lien Term Loan, 6M SOFR + 3.50%, 09/19/2031	762,292	759,830
Mitchell International, First Lien Term Loan, 1M SOFR + 3.25%, 06/17/2031	1,646,975	1,624,815
Planet US Buyer, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 02/07/2031	627,705	629,588
Polaris Newco LLC, First Lien Dollar Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 06/02/2028	684	673
		4,193,756

Food Products - 1.28%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M SOFR + 2.25%, 01/29/2027	2,648	2,646
Froneri US, Inc., First Lien Term Loan, 6M SOFR + 2.50%, 09/17/2031	1,016,692	1,014,216
Saratoga Food Specialties LLC, First Lien Term Loan, 3M SOFR + 3.75%, 03/07/2029	295,715	297,379
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,145,009	1,151,449
		2,465,690

Ground Transportation - 1.67%
Genesee & WY Inc, First Lien Term Loan, 3M SOFR + 2.00%, 04/10/2031	1,470,158	1,468,107
XPO, Inc., First Lien Term Loan, 3M SOFR + 2.00%, 05/24/2028	1,731,298	1,739,011
		3,207,118

Health Care Equipment & Supplies - 1.56%
Auris Luxembourg III SARL, First Lien Term Loan 02/28/2029	2,012,288	2,015,437
Resonetics LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/18/2031	983,970	986,430
Siemens/SivantosWS Audiology, First Lien Term Loan, 3M SOFR + 9.56%, 02/28/2029	5,031	5,039
		3,006,906

Health Care Providers & Services - 7.94%
CHG Healthcare Services, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 09/29/2028	165,790	166,239
Global Medical Response, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 1.00% Floor, 9.71% PIK, 10/31/2028(e)	2,118,566	2,109,795
Heartland Dental LLC, First Lien Term Loan, 3M SOFR + 4.50%, 0.75% Floor, 04/28/2028	1,159,158	1,141,168
IVI America LLC aka IVIRMA, First Lien Term Loan, 3M SOFR + 4.50%, 04/09/2031	512,500	516,664
MED ParentCo, LP, First Lien Term Loan, 1M SOFR + 4.00%, 04/15/2031	520,534	521,947
Medical Solutions LLC, First Lien Term Loan, 3M SOFR + 3.25%, 11/01/2028	1,120,353	859,591
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M SOFR + 3.00%, 03/12/2028	1,380,341	1,250,189
NAPA Management Services Corp., First Lien Term Loan, 1M SOFR + 5.25%, 0.75% Floor, 02/23/2029	1,139,661	1,076,506
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,374,167	1,374,593
Outcomes Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 05/06/2031	894,490	900,921

	Principal Amount	Value
Health Care Providers & Services (continued)
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M SOFR + 3.75%, 03/31/2027	$1,499,697	$1,270,056
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,409,406	1,373,678
Radiology Partners Inc, First Lien Term Loan, 3M SOFR + 5.00%, 01/31/2029	1,479,736	1,453,848
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 0.50% Floor, 10/01/2028	1,271,565	1,247,805
		15,263,000

Health Care Technology - 2.58%
Cotiviti Inc., First Lien Term Loan, 3M US L + 7.63%, 05/01/2031	2,008,027	2,020,156
Gainwell Acquisition Corp., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,446,038	1,380,062
GHX Ultimate Parent Corp., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 06/30/2027	1,185,125	1,191,792
Vizient 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 2.00%, 08/01/2031	210,138	210,768
Waystar Technologies, Inc., First Lien Term Loan, 6M SOFR + 3.00%, 10/22/2029	154,045	154,334
		4,957,112

Hotels, Restaurants & Leisure - 5.40%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M SOFR + 1.75%, 09/20/2030	886,148	878,713
Bally's Corp., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,361,499	1,299,809
Caesars Entertainment, Inc., First Lien Term Loan:
1M SOFR + 2.75%, 0.50% Floor, 02/06/2030	1,260,725	1,263,184
1M SOFR + 2.75%, 0.50% Floor, 02/06/2031	437,756	438,406
Cedar Fair LP, First Lien Term Loan, 1M SOFR + 2.00%, 05/01/2031	340,018	339,933
Entain plc, First Lien Term Loan, 6M SOFR + 2.75%, 10/31/2029	1,294,233	1,296,116
Fertitta Entertainment, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 01/27/2029	1,194,337	1,192,390
Flutter Financing B.V., First Lien Term Loan, 3M SOFR + 2.25%, 11/30/2030	1,805,069	1,809,257
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M SOFR + 2.25%, 01/17/2031	233,324	232,012
LC Ahab US Bidco LLC, First Lien Term Loan, 1M SOFR + 3.50%, 05/01/2031	313,752	315,518
Ovg Business Services LLC, First Lien Term Loan, 1M SOFR + 3.00%, 06/25/2031	521,709	519,753
Raising Cane's Restaurants, L.L.C., First Lien Term Loan, 6M SOFR + 2.50%, 09/18/2031	227,507	227,863
Tacala Investment Corp., First Lien Term Loan 01/31/2031	561,624	563,169
		10,376,123

Household Durables - 0.90%
ACProducts Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 05/17/2028	2,068,715	1,739,200

Independent Power and Renewable Electricity Producers - 0.69%
Calpine Corp., First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2031	1,329,227	1,326,555

Industrial Conglomerates - 0.30%
Madison Safety & Flow LLC, First Lien Term Loan, 6M SOFR + 3.75%, 09/19/2031	583,140	583,688

Insurance - 4.22%
Alliant Holdings Intermediate LLC, First Lien Term Loan, 6M SOFR + 3.25%, 09/12/2031	840,000	836,245
AmWINS Group, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 0.75% Floor, 02/19/2028	660,303	659,993
AssuredPartners, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 02/14/2031	639,156	639,268
Baldwin Insurance Group Holdings LLC, First Lien Term Loan, 3M SOFR + 3.50%, 05/26/2031	878,178	880,373
BroadStreet Partners Inc, First Lien Term Loan, 1M SOFR + 3.25%, 06/13/2031	1,115,009	1,111,848
Hyperion Insurance/Howden 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.50%, 04/18/2030	1,456,842	1,459,057
Hyperion Refinance Sarl, First Lien Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 02/15/2031	487,595	488,509
Ryan Specialty LLC, First Lien Term Loan, 1M SOFR + 2.25%, 09/12/2031	120,025	120,175
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M SOFR + 4.75%, 05/06/2032	567,317	577,954
USI Inc/NY aka Compass Investors TLB, First Lien Term Loan, 3M SOFR + 2.75%, 09/27/2030	1,337,274	1,334,766
		8,108,188

Interactive Media & Services - 1.31%
Foundational Education Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 08/31/2028	34,130	33,063
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 03/11/2028(b)	1,282,560	1,287,370

	Principal Amount	Value
Interactive Media & Services (continued)
Project Boost Purchaser, LLC aka JD Power/Autodata, Second Lien Term Loan, 6M SOFR + 5.50%, 07/16/2032	$618,975	$621,037
Trip.com/TripAdvisor 7/24, First Lien Term Loan, 6M SOFR + 3.25%, 07/08/2031	586,040	585,855
		2,527,325

IT Services - 6.52%
Access CIG LLC, First Lien Term Loan, 3M SOFR + 5.00%, 0.50% Floor, 08/18/2028	900,955	905,941
Ahead 7/24 TLB3 1L, First Lien Term Loan, 6M SOFR + 3.50%, 02/01/2031	1,340,314	1,343,819
Asurion LLC, Second Lien Term Loan, 1M SOFR + 5.25%, 01/20/2029	61,459	57,027
Blackhawk Network Holdings Inc, First Lien Term Loan, 1M SOFR + 5.00%, 03/12/2029	1,000,000	1,005,625
Chrysaor Bidco Sarl DDTL 1L, First Lien Term Loan, 6M SOFR + 4.00%, 05/14/2031	107	107
Chrysaor Bidco Sarl TLB 1L, First Lien Term Loan, 6M SOFR + 4.00%, 07/17/2031	1,441	1,449
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M SOFR + 7.00%, 02/19/2029	1,881,655	1,634,358
Go Daddy Oper Co LLC, First Lien Term Loan, 1M SOFR + 1.75%, 05/30/2031	472,500	471,829
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 02/10/2028	2,326,630	2,063,011
Presidio/Fortress Intermediate 4/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.75%, 06/27/2031	2,092,000	2,090,693
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M SOFR + 4.00%, 05/12/2028	1,297,987	1,297,585
Synechron Inc, First Lien Term Loan, 6M SOFR + 3.75%, 09/26/2031(b)	980,000	972,650
Virtusa Corp., First Lien Term Loan, 1M SOFR + 3.25%, 0.75% Floor, 02/15/2029	331,235	331,483
World Wide Technology 3/24, First Lien Term Loan, 1M SOFR + 2.75%, 03/01/2030(b)	365,367	366,738
		12,542,315

Leisure Products - 0.08%
Amer Sports Co, First Lien Term Loan, 3M SOFR + 3.25%, 02/17/2031	153,933	154,510

Life Sciences Tools & Services - 1.73%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 02/22/2028	1,150,433	1,150,974
Curia Global, Inc., First Lien 2021 Term Loan, 3M SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,109,608	1,059,415
IQVIA INC., First Lien Term Loan, 3M SOFR + 2.00%, 01/02/2031	194,216	195,268
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 04/21/2027	923,260	918,643
Phoenix Newco, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 11/15/2028	539	540
		3,324,840

Machinery - 5.77%
Asp Blade Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/13/2028	238,402	177,312
Bettcher Industries, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 12/14/2028	825,902	823,147
Crosby US Acquisition Corp., First Lien Term Loan, 1M SOFR + 3.50%, 08/16/2029	399,189	400,437
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.75% Floor, 05/19/2028	1,413,479	1,419,861
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 08/30/2028	716,388	668,211
INNIO Group Hldg GmbH, First Lien Term Loan, 6M SOFR + 3.50%, 11/02/2028	184,467	185,467
LSF11 Trinity Bidco Inc, First Lien Term Loan, 1M SOFR + 3.50%, 06/14/2030(b)	1,065,209	1,067,872
Pro Mach Group, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 1.00% Floor, 08/31/2028	1,783,506	1,791,434
Project Castle, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 06/01/2029	1,493,400	1,370,202
SPX FLOW Inc, First Lien Term Loan, 1M SOFR + 3.50%, 04/05/2029	306,926	307,662
TK Elevator Midco GmbH, First Lien Term Loan, 6M SOFR + 3.50%, 04/30/2030	1,787,529	1,793,115
Victory Buyer LLC, First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 11/19/2028	1,122,205	1,085,032
		11,089,752

Media - 1.92%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan, 6M SOFR + 2.75%, 12/21/2028	218,958	219,438
American Greetings Corp., First Lien Term Loan, 1M SOFR + 5.75%, 10/30/2029	854,041	861,915
Cable One, Inc., First Lien Term Loan, 3M US L + 2.00%, 05/03/2028	350,384	341,712
Cogeco Financing 2 LP, First Lien Term Loan, 3M SOFR + 2.50%, 0.50% Floor, 09/01/2028	197,761	194,608
McGraw-Hill 8/24 Cov-Lite TLB 1L, First Lien Term Loan, 6M SOFR + 4.25%, 08/06/2031	457,818	460,107

	Principal Amount	Value
Media (continued)
MJH Healthcare Holdings LLC aka MJH Life Sciences, First Lien Term Loan, 3M SOFR + 3.25%, 01/28/2029	$1,608,034	$1,608,541
		3,686,321

Metals & Mining - 0.18%
Arsenal AIC Parent LLC, First Lien Term Loan, 1M SOFR + 3.50%, 08/18/2030	341,639	341,810

Mortgage Real Estate Investment - 0.30%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M SOFR + 2.25%, 04/23/2026	294,588	290,661
1M SOFR + 2.75%, 0.50% Floor, 04/23/2026(b)	294,670	293,196
		583,857

Oil, Gas & Consumable Fuels - 0.90%
Buckeye Partners LP, First Lien Term Loan:
6M SOFR + 1.75%, 11/01/2026	352,832	353,273
3M SOFR + 2.00%, 11/22/2030	259,145	259,161
Freeport LNG, First Lien Term Loan, 3M SOFR + 3.50%, 12/21/2028	362,432	359,668
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M SOFR + 2.50%, 10/04/2030	357,240	358,430
Whitewater Whistler Holdings LLC, First Lien Term Loan, 3M SOFR + 2.25%, 02/15/2030	398,739	398,490
		1,729,022

Passenger Airlines - 1.97%
Air Canada, First Lien Term Loan, 3M SOFR + 2.50%, 03/21/2031	577,135	579,299
American Airlines, Inc., First Lien 2020 Term Loan, 3M SOFR + 1.75%, 01/29/2027	228,870	228,049
American Airlines, Inc., First Lien Term Loan, 1M SOFR + 2.75%, 02/15/2028	1,146,739	1,145,839
Jetblue 8/24 TLB 1L, First Lien Term Loan, 6M SOFR + 5.50%, 08/27/2029	716,707	703,491
United Airlines, Inc. aka Continental, First Lien Term Loan, 3M SOFR + 2.75%, 02/22/2031	1,123,178	1,126,687
		3,783,365

Pharmaceuticals - 1.09%
Elanco Animal Health, Inc., First Lien B Term Loan, 3M SOFR + 1.75%, 08/01/2027	967,141	966,005
Padagis LLC, First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028	1,216,013	1,136,972
		2,102,977

Professional Services - 13.18%
AG Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/29/2028	1,754,048	1,716,775
AlixPartners, LLP, First Lien USD B Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 02/04/2028	1,516,292	1,519,703
Ankura Consulting Group LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 03/17/2028	301,420	302,740
Cast & Crew LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 12/29/2028	1,010,019	1,013,175
CoreLogic, Inc., First Lien Initial Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 06/02/2028	361,789	359,109
CoreLogic, Inc., Second Lien Initial Term Loan, 1M SOFR + 6.50%, 0.50% Floor, 06/04/2029	567,442	555,145
DTI Holdco, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 04/26/2029	747,830	751,704
Dun & Bradstreet Corp., First Lien Term Loan, 1M SOFR + 2.75%, 01/18/2029	926,189	926,449
EAB Global, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 08/16/2028	1,147,882	1,145,156
Eisner Advisory Group LLC, First Lien Term Loan, 3M SOFR + 4.00%, 02/28/2031	967,145	971,642
Element Materials Technology Group Holdings, First Lien Term Loan, 3M SOFR + 4.25%, 07/06/2029	1,781,973	1,788,664
First Advantage Holdings, LLC, First Lien Term Loan, 6M US L + 0.00%, 09/19/2031(b)	1,202,273	1,198,516
Galaxy US Opco Inc. TL, First Lien Term Loan, 3M SOFR + 4.75%, 04/29/2029	1,600,321	1,346,775
Grant Thornton 5/24 Cov-Lite TLB 1L, First Lien Term Loan, 1M SOFR + 3.25%, 06/02/2031	936,876	939,289
HireRight Holdings Corp., First Lien Term Loan, 1M SOFR + 4.00%, 09/27/2030	668,809	665,465
Inmar, Inc., First Lien Term Loan, 1M SOFR + 5.50%, 05/01/2026	587,764	589,577
Isolved, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 10/15/2030	350,223	352,033
Lereta, LLC, First Lien Term Loan, 1M SOFR + 5.25%, 07/30/2028	479,804	391,040
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 07/03/2031	542,858	542,858
Neptune Bidco US, Inc., First Lien Term Loan:
3M SOFR + 4.75%, 10/11/2028	473,137	443,684
3M SOFR + 5.00%, 0.50% Floor, 04/11/2029	604,898	569,469
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan, 6M SOFR + 3.50%, 08/30/2031	678,134	679,829
Rockwood Service 7/24, First Lien Term Loan, 1M SOFR + 3.50%, 07/30/2031	202,908	204,082
Ryan LLC., First Lien Term Loan, 1M SOFR + 3.50%, 11/14/2030	698,673	691,976

	Principal Amount	Value
Professional Services (continued)
Trans Union LLC, First Lien Term Loan:
1M SOFR + 2.00%, 12/01/2028	$281,428	$281,604
3M SOFR + 1.75%, 06/24/2031	1,768,357	1,766,854
TTF Holdings LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/18/2031	1,203,744	1,206,753
Vaco Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 01/21/2029	1,471,393	1,447,947
Veritext 3/24, First Lien Term Loan, 1M SOFR + 3.50%, 08/09/2030	956,791	960,876
		25,328,889

Real Estate Management & Development - 0.72%
Cushman & Wakefield US Borrower LLC, First Lien Initial Term Loan, 1M SOFR + 3.00%, 01/31/2030(b)	581,176	581,902
Cushman & Wakefield US Borrower LLC, First Lien Term Loan, L + 8.07%, 01/31/2030	790,890	792,373
		1,374,275

Software - 18.48%
BEP Intermediate/Buyers Edge 4/24 TLB, First Lien Term Loan, 1M SOFR + 3.75%, 04/25/2031(b)	340,735	342,439
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan, 6M SOFR + 6.00%, 07/30/2032	1,255,640	1,237,853
Boost Newco Borrower LLC, First Lien Term Loan, 3M SOFR + 2.50%, 01/31/2031	867,155	868,599
Boxer Parent Co., Inc., First Lien Term Loan, 6M SOFR + 4.00%, 07/30/2031	1,808,173	1,806,735
Central Parent LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/06/2029	1,692,738	1,677,224
Cloud Software Group Inc aka Balboa/Citrix TLB 1L, First Lien Term Loan, 3M SOFR + 4.00%, 03/30/2029	1,572,103	1,567,513
Cloud Software Group Inc, First Lien Term Loan, 3M SOFR + 4.50%, 03/21/2031	265,716	266,748
Cloudera, Inc., First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/08/2028	1,141,221	1,114,117
Conga Corp., First Lien Term Loan, 6M SOFR + 3.50%, 0.75% Floor, 05/08/2028	271,881	273,207
Connectwise, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	1,057,083	1,057,612
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,770,902	1,663,541
Epicor Software Corp, First Lien Term Loan, 1M SOFR + 3.25%, 05/30/2031	38,396	38,470
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 02/18/2027	1,436,764	1,384,681
Flexera Software LLC, First Lien Term Loan, 1M SOFR + 3.50%, 03/03/2028	494,275	495,118
Genesys Cloud Services Holdings I, LLC, First Lien Term Loan 12/01/2027	1,548,994	1,553,897
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 1M
SOFR + 4.00%, 0.75% Floor, 11/19/2026	1,286,131	1,229,862
Idera INC, First Lien Term Loan, 3M SOFR + 3.50%, 03/02/2028	1,352,552	1,327,827
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 6M SOFR + 5.25%, 11/29/2030	652,689	657,858
Instructure Holdings, Inc., First Lien Term Loan, 6M SOFR + 3.50%, 09/11/2031	1,285,730	1,277,290
Instructure Holdings, INC., First Lien Term Loan, 3M SOFR + 2.75%, 10/30/2028	813	815
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 12/01/2027	246,550	206,794
Ivanti Software, Inc., Second Lien Term Loan, 3M SOFR + 7.25%, 12/01/2028	537,313	347,462
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan, 6M US L + 0.00%, 07/27/2028(c)	710,941	675,764
Magenta Security Holdings, LLC Second Out TL 1L, First Lien Term Loan, 6M SOFR + 7.00%, 07/27/2028	540,316	378,761
Magenta Security Holdings, LLC Third Out 1L TL, First Lien Term Loan, 6M SOFR + 6.25%, 07/27/2028	170,626	51,614
McAfee 8/24, First Lien Term Loan, 3M SOFR + 6.25%, 07/27/2028	250,655	255,668
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M SOFR + 4.50%, 05/02/2029	992,797	887,625
Modena Buyer LLC, First Lien Term Loan, 3M SOFR + 4.25%, 07/01/2031	979,226	939,754
Perforce Software, Inc., First Lien New Term Loan, 1M SOFR + 3.75%, 07/01/2026	320,231	319,475
Planview Parent Inc, First Lien Term Loan, 3M SOFR + 3.75%, 12/17/2027	625,783	626,963
Project Alpha Intermediate Holding Inc, First Lien Term Loan, 3M SOFR + 3.75%, 10/28/2030	1,228,620	1,232,735
Project Leopard Holdings, Inc., First Lien Term Loan, 3M US L + 5.25%, 0.50% Floor, 07/20/2029	980,642	883,906
Proofpoint Inc, First Lien Term Loan, 3M SOFR + 3.00%, 08/31/2028	647	648
Quartz Acquireco LLC, First Lien Term Loan, 3M SOFR + 2.75%, 06/28/2030	1,546,264	1,549,171
Rocket Software, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 0.50% Floor, 11/28/2028	1,077,303	1,079,701
SS&C Technologies, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 05/09/2031	1,399,279	1,400,825
Surf Holdings Sarl., First Lien Dollar Tranche Term Loan, 3M US L + 3.50%, 03/05/2027	1,633,000	1,638,797
Vision Solutions, Inc., First Lien Term Loan, 3M SOFR + 4.26%, 0.75% Floor, 04/24/2028	1,676,619	1,636,808
VS Buyer LLC, First Lien Term Loan, 1M SOFR + 3.25%, 04/12/2031	708,547	710,613
Webpros Luxembourg Sarl, First Lien Term Loan, 3M SOFR + 4.00%, 03/28/2031	305,195	306,721

	Principal Amount	Value
Software (continued)
Xplor T1, LLC, First Lien Term Loan, 3M SOFR + 9.60%, 06/24/2031(b)	$553,000	$555,765
		35,526,976

Specialty Retail - 1.68%
APRO LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/09/2031	553,226	555,821
EG America LLC, First Lien Term Loan, 3M SOFR + 5.50%, 0.50% Floor, 02/07/2028	527,894	528,334
HomeServe USA Corp., First Lien Term Loan, 1M SOFR + 2.50%, 10/21/2030	352,998	352,777
Spencer Spirit IH LLC, First Lien Term Loan, 3M SOFR + 5.50%, 07/15/2031	814,897	816,935
StubHub Holdco Sub LLC, First Lien Term Loan, 1M SOFR + 4.75%, 03/15/2030	969,978	970,783
		3,224,650

Technology Hardware, Storage & Peripherals - 0.70%
Dragon Buyer, Inc., First Lien Term Loan, 6M US L + 0.00%, 09/24/2031	219,457	218,689
Xerox 11/23, First Lien Term Loan, 3M SOFR + 4.00%, 11/17/2029	1,129,700	1,127,582
		1,346,271

Textiles, Apparel & Luxury Goods - 0.65%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M SOFR + 5.50%, 12/19/2025	1,241,539	1,248,522

Trading Companies & Distributors - 4.37%
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M SOFR + 2.00%, 06/22/2028	731,704	734,074
CD&R Hydr SunSource, First Lien Term Loan, 1M SOFR + 4.00%, 03/25/2031	764,539	760,480
Core & Main LP, First Lien Term Loan, 1M SOFR + 2.25%, 02/09/2031	176,416	176,857
FCG Acquisitions, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/31/2028	1,139,903	1,141,470
Foundation Building Materials, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 01/29/2031	1,077,335	1,051,441
Kodiak Building Partners Inc., First Lien Term Loan, 1M SOFR + 3.25%, 0.75% Floor, 03/12/2028	1,483,043	1,485,023
Park River Holdings, Inc., First Lien Initial Term Loan, 3M SOFR + 3.25%, 0.75% Floor, 12/28/2027	571,140	562,958
White Cap Buyer LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/19/2029	1,088,454	1,081,858
Windsor Holdings III LLC, First Lien Term Loan, 6M SOFR + 3.50%, 08/01/2030	1,394,267	1,402,611
		8,396,772

Wireless Telecommunication Services - 1.04%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 12/17/2027	2,001,540	2,001,230

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $272,086,041)		269,786,350

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 7.31%
Consumer Finance - 0.24%
PPM CLO 3, Ltd., 3M SOFR + 6.87%, 04/17/2034(b)(f)	500,000	464,309

Financial Services - 7.07%
Ares LXI CLO, Ltd., 3M SOFR + 3.90%, 04/20/2037(b)(f)	1,000,000	1,018,340
Bain Capital Credit CLO 2020-4, Ltd., 3M SOFR + 7.98%, 10/20/2036(b)(f)	1,000,000	1,039,654
Bain Capital Credit CLO 2022-3, Ltd., 3M SOFR + 3.70%, 07/17/2035(b)(f)	1,000,000	1,001,605
Barings CLO, Ltd. 2018-III, 3M SOFR + 3.16%, 07/20/2029(b)(f)	1,000,000	1,006,330
Carlyle US CLO 2022-6, Ltd., 3M SOFR + 4.75%, 10/25/2036(b)(f)	1,000,000	1,022,369
CIFC Funding 2019-V, Ltd., 3M SOFR + 3.41%, 01/15/2035(b)(f)	1,000,000	1,003,423
CIFC Funding 2022-VII, Ltd., 3M SOFR + 5.35%, 10/22/2035(b)(f)	1,000,000	1,007,499
Clover CLO 2021-3 LLC, 3M SOFR + 3.36%, 01/25/2035(b)(f)	1,250,000	1,255,856
HPS Loan Management CLO 6-2015, Ltd., 3M SOFR + 5.36%, 02/05/2031(b)(f)	834,000	826,996
Octagon 60, Ltd., 3M SOFR + 5.00%, 10/20/2035(b)(f)	1,000,000	1,006,849
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M SOFR + 7.29%, 04/20/2035(b)(f)	1,000,000	996,939
Rad CLO 5, Ltd., 3M SOFR + 6.96%, 07/24/2032(b)(f)	500,000	502,024
Romark CLO IV, Ltd., 3M SOFR + 7.21%, 07/10/2034(b)(f)	1,000,000	970,439

	Principal Amount	Value
Financial Services (continued)
Sound Point CLO XXXII, Ltd., 3M SOFR + 6.96%, 10/25/2034(b)(f)	$1,000,000	$923,506
		13,581,829

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $13,944,616)		14,046,138

	Shares	Value
COMMON STOCK - 0.28%
Health Care Equipment & Supplies - 0.12%
Carestream Health Holdings Inc(g)	55,510	222,040

Health Care Providers & Services - 0.16%
Envision Healthcare Corp. Equity(g)	29,091	309,092

TOTAL COMMON STOCK
(Cost $2,026,807)		531,132

SHORT-TERM INVESTMENTS - 5.58%
Open-end Investment Companies - 5.58%
Bank of New York Cash Reserve
(1.69% 7-Day Yield)	10,735,877	10,735,877

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,735,877)		10,735,877

Total Investments- 153.51%
(Cost $298,793,341)		295,099,497

Liabilities in Excess of Other Assets - (6.38)%		(12,262,402)

Leverage Facility - (47.13)%		(90,600,000)

Net Assets - 100.00%		$192,237,095

Amounts above are shown as a percentage of net assets as of September 30, 2024.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2024 was 4.96%

3M US L - 3 Month LIBOR as of September 30, 2024 was 4.85%

6M US L - 6 Month LIBOR as of September 30, 2024 was 4.68%

1M US SOFR - 1 Month SOFR as of September 30, 2024 was 4.85%

3M US SOFR - 3 Month SOFR as of September 30, 2024 was 4.59%

6M US SOFR - 6 Month SOFR as of September 30, 2024 was 4.25%

PRIME - US Prime Rate as of September 30, 2024 was 8.00%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	A portion of this position was not funded as of September 30, 2024. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2024, the Fund has unfunded delayed draw loans in the amount of $259,647. Fair value of these unfunded delayed draws was $259,195. Additional information is provided in Note 4 General Commitments and Contingencies.
(e)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $14,046,138, which represented approximately 7.31% of net assets as of September 30, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate 2027 Term Fund (formerly known as Blackstone Senior Floating Rate Term Fund) (“BSL”, the “Fund”,), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution, a majority of BSL’s Board of Trustees (the “Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

On January 26, 2022, the Securities and Exchange Commission (the “SEC”) declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market (“ATM”) offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. For the period ended September 30, 2024, BSL has not sold any shares pursuant to this shelf registration.

The Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund as of April 1, 2014 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Senior Loans, secured loans and senior secured loans (collectively “Loans”) are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Open-end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of the Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BSL’s investments under the fair value hierarchy levels as of September 30, 2024:

Blackstone Senior Floating Rate 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Building Products	$–	$4,443,536	$775,319	$5,218,855
Commercial Services & Supplies	–	11,518,182	1,475,507	12,993,689
Diversified Consumer Services	–	4,833,338	4,624	4,837,962
Electronic Equipment, Instruments & Components	–	3,713,635	199,912	3,913,547
Interactive Media & Services	–	1,239,955	1,287,370	2,527,325
IT Services	–	11,202,927	1,339,388	12,542,315
Machinery	–	10,021,880	1,067,872	11,089,752
Mortgage Real Estate Investment	–	290,661	293,196	583,857
Professional Services	–	24,130,373	1,198,516	25,328,889
Real Estate Management & Development	–	792,373	581,902	1,374,275
Software	–	34,628,772	898,204	35,526,976
Other	–	153,848,908	–	153,848,908
Collateralized Loan Obligation Securities
Consumer Finance	–	–	464,309	464,309
Financial Services	–	–	13,581,829	13,581,829
Common Stock	–	531,132	–	531,132
Short-Term Investments	10,735,877	–	–	10,735,877
Total	$10,735,877	$261,195,672	$23,167,948	$295,099,497

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(52)	–	(52)

Total	–	(52)	–	(52)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2024, the Fund's outstanding borrowings of $90,600,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which BSL has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate 2027 Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$9,566,894	$13,259,309	$247,274	$1,036	$23,074,513
Accrued discount/ premium	6,966	4,987	–	–	11,953
Realized Gain/(Loss)	26,688	(4,585)	–	–	22,103
Change in Unrealized Appreciation/(Depreciation)	479,904	281,542	61,818	–	823,264
Purchases(1)	6,055,695	2,000,300	–	–	8,055,995
Sales Proceeds(2)	(9,075,156)	(1,495,415)	–	–	(10,570,571)
Transfer into Level 3	3,966,017	–	–	–	3,966,017
Transfer out of Level 3	(1,905,198)	–	(309,092)	(1,036)	(2,215,326)
Balance as of September 30, 2024	$9,121,810	$14,046,138	$–	$–	$23,167,948
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2024	$434,480	$267,327	$–	$–	$701,807

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of September 30, 2024:

Blackstone Senior Floating Rate 2027 Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$9,121,810	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	14,046,138	Third-party vendor pricing service	Broker quotes	N/A

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes, and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). At September 30, 2024, 93.17% of BSL’s Managed Assets were held in Senior Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayment from Borrowers’ excess cash flows or permit the Borrowers’ to repay at their election. The degree to which Borrowers repay, whether as a contractual requirements or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below), plus a premium or credit spread.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates, and there has been no global consensus as to an alternative rate. There could be significant operational challenges which could affect the Fund’s performance for the continued transition away from LIBOR. The Fund and the Fund’s portfolio companies and/or obligors may need to amend or restructure the Fund’s existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Fund may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2024, BSL had invested $6,255,580 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.

BSL has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically secured loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in secured loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual secured loans of Borrowers and not repackaged CLO obligations from other high-risk pools. The underlying secured loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of September 30, 2024, BSL had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation / (Depreciation)
Action Environmental Group, Inc., First Lien Term Loan	$123,240	$123,702	$462
Ryan LLC., First Lien Term Loan	52,063	51,564	(499)
Epicor Software Corp., First Lien Term Loan	4,505	4,514	28
Groundworks LLC., First Lien Term Loan	79,839	79,415	(43)
Total	$259,647	$259,195	$(52)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BSL’s valuation policies. For the period ended September 30, 2024, BSL recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $3,103.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) set to terminate in 2025, originally dated October 4, 2019, as amended on October 2, 2020, October 1, 2021, November 29, 2021, September 30, 2022, September 29, 2023, and September 27, 2024 as may be amended, restated, supplemented, or modified from time to time, to borrow up to a limit of $100 million, with $34 million for tranche A loans (“BSL Tranche A Loans”) and $66 million for tranche B loans (“BSL Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund.

Interest on the Fund's Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BSL Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BSL Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BSL Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1), or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of BSL Tranche A Loans and BSL Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2024, BSL had borrowings outstanding under its Leverage Facility of $90,600,000, at an interest rate of 6.43%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2024. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2024, the average borrowings under BSL’s Leverage Facility and the weighted average interest rate were $90,585,401 and 6.54%, respectively. During the period ended September 30, 2024, the Fund incurred $17,289 for commitment fees on undrawn amounts.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of September 30, 2024, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage. As of September 30, 2024, BSL’s leverage represented 32.03% of the Fund’s Managed Assets.